Investor Presentation Fiscal 2012 First Quarter Financial & Operational Update February 8, 2012 Exhibit 99

February 8, 2012
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
www.sec.gov.
www.nationalfuelgas.com.
You can  also obtain this from on the SEC’s website at
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal;
delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the
Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; changes in demographic patterns and weather conditions; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-
retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2011 and Form 10-Q for the period ended December 31, 2011. The Company disclaims any obligation to update any forward-
looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

February 8, 2012
NFG Midstream Corp.
National Fuel Resources, Inc.
NFG Distribution Corp.
Supports Dividend and Credit Profile
Seneca Resources Corporation
Significant Appalachian Growth
Leading Marcellus Shale Position
Evaluate Utica/Geneseo Shales
Stable Oil Production
Significant Cash Flow
Core Businesses

Integrated Business Structure
Utility
Exploration
&
Production
Pipeline
&
Storage
Energy
Marketing
Midstream
Appalachian Gathering Growth
Initial Focus on Seneca Acreage
Limited Capital, Limited Risk
Expand into Neighboring Markets
Maintain Customer Contact
Focus on Customer Service
and Safety
Cost Control and Revenue
Protection
Stable, Predictable Earnings
Empire Pipeline & NFG Supply Corp.
Appalachian Pipeline Growth
Delivery to Growth Markets
Create Flexible System
Growing/Predictable EPS
Supports Dividend and
Credit Profile

February 8, 2012 National Fuel Gas Company 4 Integrated Business Structure

February 8, 2012
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
The strategic and financial benefits created by the integrated mix of businesses has continued to generate significant long-term value for the Company
The mix of rate-regulated and non-regulated businesses have generated total shareholder returns that have outperformed over the long-term
The rate-regulated returns – which are not commodity price sensitive – provide downside protection while unregulated returns provide significant upside opportunity
Coordinated development of infrastructure and Marcellus acreage improves the present value of all operations
The Company’s strong credit profile lowers the cost of capital for all of our businesses
Seneca
Resources
Utility
Energy
Marketing
Pipeline &
Storage
Midstream
Gathering

February 8, 2012 Exploration & Production 6

February 8, 2012
Seneca Resources

Uniquely Positioned in Pennsylvania
Held over 700,000 Marcellus acres before the play received any attention
Have since added another 45,000 acres in the core of the play
80% of acreage is held in fee
No royalty
No lease expirations
In addition to Marcellus, Seneca has a major position in emerging plays:
Utica Shale
Geneseo Shale (Upper Devonian)
Prospective
Net Acres
Proved Reserves
at 9/30/11
(BCFE)
Risked
Resource
Potential
Marcellus Shale
Geneseo Shale
Utica Shale
745,000
300,000
TBD
491
-
-
TBD
TBD
8-15 TCFE

February 8, 2012
Seneca Resources

Capital Spending Shifting to the Marcellus
$0
$250
$500
$750
$1,000
$1,250
2008 2009 2010 2011 2012 Forecast
Fiscal Year
California Upper Devonian Marcellus Gulf of Mexico
$63
$47 $45- 55
$61
$68
$71
$332
$585
$675-$745
$64
$192
$188
$398
$649
$720-$800
$31
(1)
Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures
(1)

February 8, 2012
Seneca Resources

Ramping Up Production Growth
18.8
20.1
19.8
19.2
19-21
7.9
8.7 9.3
7.9
6-8
7.2
35.3
60-66
14.1
13.7
13.4
5.2
40.8
42.5
49.7
67.6
85-95
0
25
50
75
100
125
2008 2009 2010 2011 2012 Forecast
Fiscal Year
California Upper Devonian Marcellus Gulf of Mexico
Annual production
growth of ~25% to
~40% is expected
from 2011 to 2012

February 8, 2012
Seneca Resources

Continued Improvement in Finding & Development Costs
$7.38
$7.63
$5.35
$2.37
$2.09
$0.00
$2.00
$4.00
$6.00
$8.00
2005-2007 2006-2008 2007-2009 2008-2010 2009-2011
Fiscal Years
Three Year Average U.S Finding & Development Cost

February 8, 2012 Marcellus Shale 11 Seneca’s Development Areas Eastern Development Area (Mostly Leased) Western Development Area (Mostly Fee and HBP) SRC Lease Acreage SRC Fee Acreage EOG Acreage

February 8, 2012
Seneca Resources

Strategic Development Plan
Develop our excellent Tioga and
Lycoming County leasehold
Systematically evaluate both the
Marcellus and Utica in the western
acreage
Evaluate development plans for
western acreage
Participate with EOG on joint venture
acreage
There is an option to not participate on
future wells, while still maintaining a 20%
royalty interest in wells on Seneca fee
acreage
2.5
4.5 4.5
2
1.5
3
1.5
4.5
6
7.5
0
4
8

16
2009 2010 2011 2012
Fiscal Year
Gross Rig Count
Seneca EOG

February 8, 2012
Marcellus Shale

3 – Step Development Strategy
1. Area evaluation
Vertical wells and cores
3-well horizontal “test” pads
2D and 3D seismic
2. Optimization
Landing depth
Frac design
Lateral length
Locations
3. Development - Economies of Scale
Multi-well pads
Crawling rigs
Batch drill top holes, then horizontal
Large scale infrastructure
Water systems - fresh water ponds, pipeline system

February 8, 2012
Marcellus Shale

Eastern Development Area (EDA) – Results & Plan Forward
DCNR Tract 595 – Full Development
24 Wells Drilled – 4 Producing
Gross Production:  ~10 MMcf/d
FY 2012: 1 Rig
Covington – Developed
47 Wells Drilled – 47 Producing
Gross Production: ~100 MMcf/d
DCNR Tract 100 – Full Development
6 Wells Drilled
1 Well Completed IP: 15.8 MMcf/d
FY 2012: 2 Rigs
SRC Lease Acreage
SRC Fee Acreage

February 8, 2012
Marcellus Shale

Western Development Area (WDA) – Results & Plan Forward
Owl’s Nest – Full Development
3 Wells Drilled: Optimized Target Zone
Acquiring 3D Seismic
Evaluating Wet Gas Development
Mt. Jewett – Delineating
3 Horizontal Wells
IPs: ~3 MMCFD
Boone Mountain - Delineating
Testing 3 Horizontal Wells
First well IP: 3.8 MMCFD
Second Well IP: 4.2 MMCFD
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Rich Valley - Delineating
1 Well Drilled
Punxy  – Full Development
EOG Operated:  63 Wells Drilled; 33 Producing
FY 2012: 2 Rigs
Gross Production (As of 2/6/12): ~40 MMCFD
Seneca Operated
EOG Operated
SRC Lease Acreage
SRC Fee Acreage
EOG Contributed JV Acreage
SRC Contributed JV Acreage

February 8, 2012
Marcellus Shale

Breaking Down Our Acreage Position
Area Net Acres
Possible
Locations Wells Drilled
Wells
Completed EUR (Bcfe) Status
Eastern Development Area (EDA)
Covington 7,000 47 47 47 5.5 Developed
595 6,000 55 24 4 7.0 Full Development
100 10,000 70 6 1 8.0 Full Development
007 15,000 75 1 1 3.0 - 5.0 Delineating
001 13,000 58 1 1 3.0 - 5.0 Delineating
Other EDA 4,000 10 - - 3.0 - 8.0 Untested
55,000 315 79 54
Western Development Area (WDA)
Owl's Nest / Ridgeway 91,000 680 3 3 4.0 Full Development
Mt. Jewett 25,000 232 4 4 3.0  Delineating
James City 30,000 340 1 1 3.0 - 5.0 Delineating
Boone Mtn 8,500 59 4 4 4.0 Delineating
Rich Valley 30,000 188 - - 4.0 - 5.0 Delineating
WDA Other 337,000 2,654 4 3 2.0 - 6.0 Untested
521,500 4,153 16 15
EOG Operated
Punxy 12,000 87 63 33 4.0 Full Development
West Branch 12,500 121 7 5 3.0 - 5.0 Delineating
Clermont 10,000 96 2 2 3.0 - 5.0 Delineating
Brady 13,500 113 - - 4.0 - 5.0 Untested
EOG Other 120,500 502 2 2 2.0 - 5.0 Untested
168,500 919 74 42
Seneca Resources Total
745,000 5,387 169 111

February 8, 2012
Seneca Resources

Economics of an Average DCNR 595 Well in Tioga County, Pa.
(1) Current NYMEX Strip as of February 2, 2011
Economic Assumptions
Well Cost $6.5 - $7.5 Million
EUR 6.0 -7.0 Bcf
Net Revenue Interest (NRI) 84%
Variable LOE ($/Mcf) ~$0.38
Formation Depth ~8,000’
Estimated Pre-Tax
IRR at Current
NYMEX Strip
(1)
0%
10%
20%
30%
40%
50%
$3.00 $3.50 $4.00 $4.50
Marcellus Economics for a
Typical DCNR 595 Well
Flat NYMEX Price ($/MMBtu)

February 8, 2012
Utica Shale

Activity Summary
Dry
Wet
Seneca Resources
Vertical Completed
Currently Testing
Seneca Resources
Dry Gas
Vertical Completed: December 2011
Currently Drilling 1st
Horizontal
Seneca Resources
Horizontal to Spud 2Q ‘12
Rex Energy
9.2 MMcf/d
Chesapeake
6.4 MMcf/d
Chesapeake
9.5 MMcf/d
1,425 Bbl/d
Chesapeake
3.8 MMcf/d
980 Bbl/d
Chesapeake
3.1 MMcf/d
1,015 Bbl/d
Drilled Well
Horizontal Well Permit
Vertical Well Permit

February 8, 2012
Upper Devonian Geneseo Shale

Activity Summary
DCNR 001 Horizontal (Seneca)
Depth: 5,830’;  Thickness: 77’
Peak Rate: 4.5 MMcf/d
East Resources
Drilled & Completed
April 2010
East Resources
3 Wells Permitted
November 2010
East Resources
1 Well Permitted
December 2010
PGE
12 Wells Permitted (April 2009 to August 2010)
2 Wells Drilled (February 2010)
Mt. Jewett Vertical (Seneca)
Depth: 5,095’;  Thickness: 110’

February 8, 2012
California

Stable Production Fields
North Lost Hills
~1,150 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells
North Midway Sunset
~4,400 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~900 BOEPD
Antelope Formation
Steamflood
109 Active Wells
South Lost Hills
~1,700 BOEPD
Monterey Shale
Primary
215 Active Wells
Sespe
~1,150 BOEPD
Sespe Formation
Primary
188 Active Wells

February 8, 2012
California

Strong Margins Support Significant Free Cash Flow
Average Price ($/BOE) = $77.59
Income tax
DDA
Non- Steam Fuel LOE
Other
Steam Fuel
G&A
Net Income
21%
13%
12%
6%
4%
3%
41%
Fiscal Year 2011 Net Income and Expenses per BOE
Net Income
$31.88
Cash
Expenses
$35.50
DD&A
$10.21

February 8, 2012
National Fuel Gas Company

Hedge Positions (1) and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012
(2)
26.2 $5.89 / Mcf
Fiscal 2013 30.7 $5.25 / Mcf
Fiscal 2014 11.4 $4.63 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012
(2)
1.2 $77.03 / Bbl
Fiscal 2013 1.2 $89.51 / Bbl
Fiscal 2014 0.5 $94.96 / Bbl
Most hedges executed at sales point to eliminate basis risk
(1) As of February 2, 2012
(2) Fiscal 2012 hedge positions are for the remaining nine months of the fiscal year.
As of February 2
nd
, 2012, Seneca has hedged approximately 47%
of its remaining forecasted production for Fiscal 2012

February 8, 2012 Pipeline & Storage / Midstream 23

February 8, 2012
Pipeline & Storage

Positioned to Move Growing Marcellus Production
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING
SYSTEM
WEST TO EAST
OVERBECK TO
LEIDY
LAMONT
COMPRESSOR
STATION PHASE I & II
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN
ACCESS
EXPANSION
CENTRAL
TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION
MERCER
EXPANSION
PROJECT

February 8, 2012
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Lamont Compressor Station 40,000 $6 MM 6/2010 Fully Subscribed Completed
Lamont Phase II Project 50,000 $7.6 MM 7/2011 Fully Subscribed Completed
Line “N” Expansion 160,000 $21 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $54 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $62 MM ~11/2012 Fully Subscribed
Received Certificate from FERC in October
2011
Line “N” 2012 Expansion 158,000 $36 MM ~11/2012 Fully Subscribed Certificate application filed in July 2011
Mercer Expansion Project 150,000 $30 MM ~6/2014
Open Season
Closed
In discussions with an anchor shipper for all
capacity
Central Tioga County
Extension
260,000 $135 MM ~2014
Open Season
Closed
In discussions with an anchor shipper
West to East ~425,000 $290 MM ~2014 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,913,000 Dth/D
Capital Investment: ~$642 MM

February 8, 2012
Midstream

Critical To Boosting Returns in the Marcellus
Lycoming County
Tioga County
TGP 300
Transco
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
Goal is to first work to assist Seneca
and then gather 3
rd
party producer
volumes
History of operational success and
efficiency within Pennsylvania
Continuously evaluating opportunities
to grow along with the rapid
development of the Marcellus

February 8, 2012
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Covington Gathering System 100,000 $16 MM 11/17/09 Fully Subscribed
Completed – Flowing into TGP 300
Line
Covington Gathering  System
Expansion 140
40,000 $1.7 MM 3/7/2011 Fully Subscribed
Completed - Increased total system
capacity to 140,000 Dth/d
Covington Gathering  System
Expansion 220
80,000 $3.6 MM 4/2012 Fully Subscribed
Will increase total system capacity
to 220,000 Dth/d
Trout Run Gathering System 466,000 $70 MM Q2 FY2012 70% Subscribed Under construction
Mt. Jewett Gathering System 170,000 $22 MM Q3 FY2012 Fully Subscribed Preliminary work underway
Owl’s Nest Gathering System 50,000 $17 MM FY2014 Fully Subscribed Preliminary work underway
Total Firm Capacity:  ~906,000 Dth/D
Capital Investment: ~$130 MM

February 8, 2012
Pipeline & Storage Growth

Deploying Significant Growth Capital
Capital spending is increasing to fund system expansion and assuming recently allowed industry average ROE and capital structure targets, this segment can achieve significant growth with a rapid increase in contracted volumes

$215
20
-35
2012
Forecast
2013
Forecast
NFG Midstream Revenue
$219
~$230
~$250
$200
$225
$250
$275
$300
2010
2011
Forecast
2012
Forecast
2013
Forecast
Fiscal Year
Pipeline & Storage Revenue
$3.4
$11.3
$15-
$25
$0
$10
$20
$30
$40
$50
2010 2011
Forecast
Fiscal Year

February 8, 2012 Utility 29 National Fuel Gas Distribution Corporation

February 8, 2012
Utility

Continued Cost Control
$27 $25
$27
$14
$11
$203
$203
$191
$179
$0
$50
$100
$150
$200
$250
$300
$350
2007 2008 2009 2010 2011
Fiscal Year
All Other O&M Expenses
O&M Expense - Uncollectibles
$176
$178
$164
$167
$168
$181

February 8, 2012
Utility

Financial Stability
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization
10.9%
9.8%
10.6% 10.5%
14.0%
13.2%
14.7%
18.8%
0.0%
10.0%
20.0%
30.0%
2008 2009 2010 2011
Fiscal Year
Return on Equity
NY PA
Allowed ROE NY Approx. Settled  ROE PA
Rate Mechanisms

February 8, 2012 National Fuel Gas Company 32 Financial Summary

February 8, 2012
National Fuel Gas Company

Consolidated Capital Expenditures
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
$0
$250
$500
$750
$1,000
$1,250
$1,500
2008 2009 2010 2011 2012
Forecast
Utility Pipeline & Storage Exploration & Production Midstream & Other
$57
$56
$58 $58
$166
$53
$129
$135 $165
$192
$188
$398
$649
$800
$60
$417
$307
$501
$854
$950
$1,085
$720
Fiscal Year
$55 60
-
$40-
-
-
-

February 8, 2012
National Fuel Gas Company

Manageable Debt Maturity Schedule
$150
$250
$300
$250
$500
$49
$50
7.395%
7.375%
$0
$100
$200
$300
$400
$500
$600
Fiscal Year
Paid at Maturity on
November 21, 2011

February 8, 2012
National Fuel Gas Company

Strong Dividend Track Record
National Fuel has had 109 uninterrupted
years of dividend payments and has increased
its dividend for 41 consecutive years
Compound Annual
Growth Rate
5.0%
$0.00
$0.20
$0.40
$0.60
$1.00
$1.20
$1.40
$1.60
Annual Rate at Fiscal Year End
$0.80

February 8, 2012
National Fuel Gas Company

Capitalization & Liquidity
$3.340 Billion
(1)
As of December 31, 2011
Short-Term
Debt
0.6%
(1) Includes Notes Payable to Banks and Commercial Paper of $20.0 million as of December 31, 2011.
Shareholders’
Equity
57.5%
Capital Resources
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Five-year syndicated facility entered into
January 6, 2012
Uncommitted Lines of Credit: $335 Million
Long-Term
Debt
41.9%
$300.0 Million Commercial Paper Program
backed by Committed Credit Facility
$20.0 million of outstanding commercial
paper  as of December 31, 2011

February 8, 2012
National Fuel Gas Company

Targeted Capital Structure
Long-Term Consolidated
Capital Structure Target
Capital Structure
Targets by Segment
40%
30%
50%
50%
60%
70%
50%
50%
All Other
E&P
P&S
Utility
Debt Equity
Debt
35% - 45%
Equity
55% - 65%

February 8, 2012 National Fuel Gas Company 38 Appendix

February 8, 2012
National Fuel Gas Company

Fiscal Year 2012 Major Earnings Guidance Drivers
2012 Forecast
GAAP Earnings per Share $2.40 - $2.65
Flat NYMEX Natural Gas Pricing ($/MMBtu) $3.00 (1)
Flat NYMEX Crude Oil Pricing ($/Bbl) $100 (1)
Exploration & Production Drivers
Total Production (Bcfe) 85 - 95
DD&A Expense $2.20 - $2.30
LOE Expense $0.85 - $1.00
G&A Expense $54 - $58 MM
East Division Natural Gas Price Differential -$0.10 to -$0.25
West Division Crude Oil Price Differential -$3.00 to +$3.00
Pipeline & Storage Drivers
O&M Expense 2%
Revenue (Expansion Projects) ~$27 MM
Revenue (De-Contracting, Efficiency Gas) ~$10 MM
Utility Drivers
O&M Expense 2%
PA Normal Weather Assumption $0.03 / Share
(1) Pricing is for the period of January 1, 2012 through September 30, 2012.

February 8, 2012 Marcellus Shale 40 Expanding 3D Seismic Coverage Completed – 190,000 ac In Progress – 128,000 ac Punxy West Branch Mt. Jewett DCNR 001 DCNR 007 Covington DCNR 595 DCNR 100 Owl’s Nest

February 8, 2012
Marcellus Shale

Owl’s Nest – Improved IP’s by Optimizing The Target Zone
Moving into Full Development
Frac Stages
11 of 20 Stages in Union Springs Target
Cherry
Valley
Onondaga Carb
“Narrowed” Union Springs Target Zone: 15’
5,750’
5,800’
3H  Production Results
Treated Lateral:  4,396’
Peak Rate:  4.47 MMcf/d
3-Day Avg.:  4.25 MMcf/d

February 8, 2012
Marcellus Shale

Covington Typecurve – 6.7 Bcfe EUR
(Greater Than 3,500’ Lateral)
IP Rate 7,250 MMcf/d
Hyp. Coeff. 1.4
Decline 72%
Exp. Tail 6%
Lower Production Bound
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Current:  1 Segment
Current:  Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%
EDA Average Daily Production Rate
6.7 Bcf Typecurve (40 Year Life)
6.0 Bcf Typecurve (40 Year Life)
Month
0.0
2.0
4.0
6.0
8.0
10.0
12.0
0 2 4 6 8 10 12 14 16 18 20 22 24
Original 6.0 Bcf Typecurve
st

February 8, 2012
Marcellus Shale

Cost Savings from Multi-Well Pad Drilling
Location & Road Costs
$600,000 per well
Rig Mobilization
$600,000 per well
Ancillary Drilling Costs (Trucking, etc.)
$150,000 per well
Frac Mobilization
$7,000 per well
Water Hauling vs. Infrastructure
$200,000 per well
1 Well per Pad
Location & Road Costs
$100,000 per well
Rig Mobilization
$100,000 per well
Ancillary Drilling Costs (Trucking, etc.)
$25,000 per well
Frac Mobilization
$1,200 per well
Water Hauling vs. Infrastructure
$50,000 per well
6 Wells per Pad
Cost Savings of Pad Drilling: ~$1.2 Million per Well

February 8, 2012
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handing in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

February 8, 2012
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building centrally located units in the Western Development Area (WDA)
and the Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

February 8, 2012
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($Thousands)
	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$192,187	$188,290	$398,174	$648,815	$720,000-800,000
Pipeline & Storage Capital Expenditures - Expansion	165,520	52,504	37,894	129,206	$135,000-165,000
Utility Capital Expenditures	57,457	56,178	57,973	58,398	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	1,614	9,829	7,311	17,767	$40,000-60,000

Total Capital Expenditures from Continuing Operations	$416,778	$306,801	$501,352	$854,186	$950,000-1,085,000

Capital Expenditures from Discountinued Operations
All Other Capital Expenditures	131	216	$150	$-	$-

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2011 Accrued Capital Expenditures	$-	$-	$-	$(63,460)	$-
Pipeline & Storage FY 2011 Accrued Capital Expenditures	-	-	-	(7,271)	-
All Other FY 2011 Accrued Capital Expenditures	-	-	-	(1,389)	-
Exploration & Production FY 2010 Accrued Capital Expenditures	-	-	(55,546)	55,546	-
Exploration & Production FY 2009 Accrued Capital Expenditures	-	(9,093)	9,093	-	-
Pipeline & Storage FY 2008 Accrued Capital Expenditures	(16,768)	16,768	-	-	-
All Other FY 2009 Accrued Capital Expenditures	-	(715)	715	-	-

Total Accrued Capital Expenditures	$(16,768)	$6,960	$(45,738)	$(16,574)	$-

Eliminations	$(2,407)	$(344)	$-	$-	$-

Total Capital Expenditures per Statement of Cash Flows	$397,734	$313,633	$455,764	$837,612	$950,000-1,085,000